Exhibit 10.46

________________________________________________________________________________


                          PLAN AND AGREEMENT OF MERGER



                                      among



                          MEDTRUST MEDICAL GROUP, INC.,
                        a Virginia nonstock corporation,

                          DOCTORS HEALTH SYSTEM, INC.,
                             a Maryland corporation,

                                       and

                        DOCTORS HEALTH OF VIRGINIA, INC.
                             a Virginia corporation





                                 ---------------

                          Dated as of November 15, 1996

________________________________________________________________________________

                                TABLE OF CONTENTS

             (This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provision of this Agreement.)

                                                                           Page

         ARTICLE 1

                                 THE TRANSACTION

         Section 1.1.  Merger...............................................  1
                       ------
         Section 1.2.  The Closing..........................................  2
                       -----------
         Section 1.3.  Employment of Drs. Wiederhorn and Marcus.............  2
                       ----------------------------------------
         Section 1.4.  Compensation to Negotiating Team.....................  2
                       --------------------------------

         ARTICLE 2

                       ARTICLES OF INCORPORATION, BY-LAWS,
                             SHAREHOLDER AGREEMENTS

         Section 2.1.  Articles of Incorporation............................  2
                       -------------------------
         Section 2.2.  By-Laws..............................................  2
                       -------
         Section 2.3.  Directors and Officers...............................  2
                       ----------------------

         ARTICLE 3

                       CONVERSION OF MEMBERSHIP INTERESTS

         Section 3.1.  Conversion of Membership Interests...................  3
                       ----------------------------------

         ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF MEDTRUST

         Section 4.1.  Organization; Authority..............................  4
                       -----------------------
         Section 4.2.  Membership of Medtrust...............................  4
                       ----------------------
         Section 4.3.  Charter Documents....................................  4
                       -----------------
         Section 4.4.  Binding Obligation; Consents; Litigation.............  4
                       ----------------------------------------
         Section 4.5.  Financial Statements.................................  5
                       --------------------
         Section 4.6.  Material Contracts and Agreements....................  5
                       ---------------------------------
         Section 4.7.  Tax Matters..........................................  5
                       -----------

                               TABLE OF CONTENTS

         Section 4.8.  Absence of Undisclosed Liabilities...................  6
                       ----------------------------------
         Section 4.9.  Insurance............................................  6
                       ---------
         Section 4.10.  Finders or Brokers..................................  6
                        ------------------
         Section 4.11.  Employee Benefits...................................  6
                        -----------------
         Section 4.12.  Employment Matters..................................  7
                        ------------------
         Section 4.13.  Compliance With Laws................................  7
                        --------------------
         Section 4.14.  Litigation..........................................  7
                        ----------

         ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF DHS AND SUB

         Section 5.1.  Organization; Authority..............................  8
         Section 5.2.  Capitalization of DHS and Sub........................  8
         Section 5.3.  Charter Documents....................................  9
         Section 5.4.  Binding Obligation; Consents; Litigation.............  9
         Section 5.5.  Financial Statements.................................  9
         Section 5.6.  Compliance With Law; Permits......................... 10
         Section 5.7.  Litigation........................................... 10
         Section 5.8.  Material Contracts and Agreement .................... 10
         Section 5.9.  Tax Matters.......................................... 10
         Section 5.10.  Absence of Undisclosed Liabilities.................. 11
         Section 5.11.  Insurance........................................... 11
         Section 5.12.  No Material Adverse Change.......................... 11
         Section 5.13.  Required Consents................................... 12
         Section 5.14.  Disclosure Registration Statement................... 12
         Section 5.15.  Disclosure; Representations and Warranties.......... 12
         Section 5.16.  Finders or Brokers.................................. 12

         ARTICLE 6

             TRANSACTIONS PRIOR TO THE EFFECTIVE TIME OF THE MERGER

         Section 6.1.  Special Meeting...................................... 13
                       ---------------
         Section 6.2.  Effectiveness of Securities Act Registration
                       Statement............................................ 13
                       ---------
         Section 6.3.  Management of Medtrust............................... 13
                       ----------------------

         ARTICLE 7

                               TABLE OF CONTENTS

                        CERTAIN COVENANTS AND AGREEMENTS

         Section 7.1.  Approvals; Consents.................................. 14
         Section 7.2.  Conduct of Business Prior To Effective Time.......... 14
         Section 7.3.  Access to Information and Documents.................. 15
         Section 7.4.  Periodic Information................................. 15
         Section 7.5.  Representations...................................... 15
         Section 7.6.  Information.......................................... 16
         Section 7.7.  Notice of Breach..................................... 16
         Section 7.8.  Director and Officer Insurance....................... 16
         Section 7.9.  Business Plan and Capitalization of Sub.............. 16
         Section 7.10.  Exclusivity......................................... 16
         Section 7.11.  Establishment of Woman Care, IPA, LLC. ............. 17
         Section 7.12.  Right of First Refusal to Specialists............... 17
         Section 7.13.  Primary Care Affiliation Agreements................. 17
         Section 7.14.  Registration of DHS Common Stock.................... 17

                                    ARTICLE 8

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

         Section 8.1.  Member Approvals..................................... 17
                       ----------------
         Section 8.2.  Pending Litigation................................... 18
                       ------------------
         Section 8.3.  Third Party Consents................................. 18
                       --------------------

         ARTICLE 9

                         CONDITIONS TO DHS' OBLIGATIONS

         Section 9.1.  Representations and Warranties....................... 18
                       ------------------------------
         Section 9.2.  Opinion of Medtrust's Counsel........................ 18
                       -----------------------------
         Section 9.3.  Legal Matters Satisfactory........................... 18
                       --------------------------
         Section 9.4.  No Material Adverse Change........................... 18
                       --------------------------
         Section 9.5.  Alliance with Primary Care Physicians................ 18
                       -------------------------------------
         Section 9.6   Dissenters To Merger................................. 19
                       --------------------
         Section 9.7   Virginia Blue Sky Laws............................... 19
                       ----------------------

         ARTICLE 10

                               TABLE OF CONTENTS

                      CONDITIONS TO MEDTRUST'S OBLIGATIONS

         Section 10.1.  Representations and Warranties...................... 19
                        ------------------------------
         Section 10.2.  Opinion of Counsel for DHS and Sub.................. 19
                        ----------------------------------
         Section 10.3.  Legal Matters Satisfactory.......................... 19
                        --------------------------
         Section 10.4.  No Material Adverse Change.......................... 19
                        --------------------------
         Section 10.5.  Registration Statement.............................. 19
                        ----------------------
         Section 10.6.  Issue Price of DHS Common Stock..................... 20
                        -------------------------------

         ARTICLE 11

                                   TERMINATION

         Section 11.1.  Termination......................................... 20
                        -----------
         Section 11.2.  Effect of Termination.  ............................ 20
                        ---------------------

         ARTICLE 12

                                  MISCELLANEOUS

         Section 12.1.  Expenses............................................ 20
         Section 12.2.  Survival of Representations, Warranties and
                        Covenants........................................... 21
         Section 12.3.  Governing Law; Jurisdiction and Venue............... 21
         Section 12.4.  Notices............................................. 21
         Section 12.5.  Press Releases...................................... 23
         Section 12.6.  Assignment; Amendments, Waivers..................... 23
         Section 12.7.  Entire Agreement.................................... 23
         Section 12.8.  Severability........................................ 23
         Section 12.9.  Headings............................................ 23
         Section 12.10.  Counterparts....................................... 23
         Section 12.11.  Third Party Beneficiaries.......................... 23
         Section 12.12.  Enforcement Costs.................................. 24

                          PLAN AND AGREEMENT OF MERGER


         This PLAN AND AGREEMENT OF MERGER (this "Agreement") is made as of November 15, 1996 by and among MEDTRUST MEDICAL GROUP, INC., a Virginia nonstock corporation ("Medtrust"), DOCTORS HEALTH SYSTEM, INC., a Maryland corporation ("DHS"), and DOCTORS HEALTH OF VIRGINIA, INC., a Virginia corporation wholly-owned by DHS ("Sub").

                                    RECITALS

                  A. Sub is a corporation duly organized and existing under the laws of the Commonwealth of Virginia, having been incorporated on November 15, 1996 for the purpose of effecting this transaction and having engaged in no other business prior to the date hereof.

                  B. Medtrust is a nonstock corporation duly organized and existing under the laws of the Commonwealth of Virginia, having been incorporated on May 3, 1994.

                  C. DHS is a corporation duly organized and existing under the laws of the State of Maryland, having been incorporated on June 10, 1994.

                  D. The respective Boards of Directors of DHS, Sub and Medtrust have approved the business combination of Sub and Medtrust.

                  E. The respective Boards of Directors of DHS, Sub, and Medtrust, have approved this Agreement and deem it advisable and in the best interests of their respective corporations, and shareholders and Members (as hereinafter defined) that Medtrust merge with and into Sub (the "Merger"), subject to the approval and adoption of this Agreement by the Members of Medtrust, pursuant to the terms and subject to the conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:



II.                              THE TRANSACTION

A. .Merger. Upon the approval and adoption of this Agreement by the Members of Medtrust (the "Members") in accordance with the laws of the Commonwealth of Virginia, and the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto, articles of merger substantially in the forms of Exhibit A hereto, shall be filed with the State Corporation Commission of the Commonwealth of Virginia in accordance with the laws of the Commonwealth of Virginia. Effective on the date and at the time on which a certificate of merger containing the provisions required by, and executed in accordance with, Article 12 of the Virginia Stock Corporation Act and Article 11 of the Virginia Nonstock Corporation Act (the "Certificate of Merger") shall have been issued by the

Virginia State Corporation Commission (or such later date and time as may be specified in such Certificate of Merger) (the "Effective Time"), Medtrust shall merge with and into Sub which, as the surviving corporation, shall continue its corporate existence under the laws of the Commonwealth of Virginia under the name of Doctors Health of Virginia, Inc.

B. .The Closing. The Merger and the other transactions contemplated by this Agreement shall be effected at a closing (the "Closing") at the offices of Kaufman & Canoles, One Commercial Place, Norfolk, Virginia 23514, or such other place as the parties shall mutually agree, at 11:00 a.m. local time on a mutually agreeable date (the "Closing Date") which is no later than five (5) days following the satisfaction of the conditions set forth in Articles 8, 9 and 10 hereof. The Effective Time shall occur on the Closing Date. In no event shall the Closing Date occur later than January 31, 1997 (the "Termination Date") without the mutual consent of the parties.

C. .Employment of Drs. Wiederhorn and Marcus. At Closing, DHS shall execute and deliver those certain employment agreements attached hereto as Exhibits B and C, respectively, under which DHS will employ Dr. Norman Marcus and Dr. Roger Wiederhorn on a part-time basis to assist DHS with further network development.

D. .Compensation to Negotiating Team. At Closing, DHS shall pay and/or deliver to the individuals listed on Exhibit D (the "Negotiating Team") an aggregate consideration of 6,000 shares of DHS Common Stock and $30,000 in cash to be distributed ratably to the Negotiating Team Members in consideration of their service in conducting the extended negotiations leading to the consummation and implementation of this Agreement.

III.                   ARTICLES OF INCORPORATION, BY-LAWS,
                             SHAREHOLDER AGREEMENTS

A. .Articles of Incorporation. The articles of incorporation of Sub in effect at the Effective Time shall be as set forth on Exhibit E attached hereto.

B. .By-Laws. The by-laws of Sub in effect at the Effective Time shall be as set forth on Exhibit F which by-laws shall constitute a shareholder agreement pursuant to Section 13.1-671.1 of the Code of Virginia (1950, as amended).

C.    .Directors  and  Officers.  At and with  effect  from the  Effective
Time,  the directors  of the  Surviving  Corporation  shall be as set forth on
Schedule 2.3 hereto who shall hold office until their successors are elected and qualify. At and with effect from the Effective Time, the officers of the Surviving Corporation shall be as set forth on Schedule 2.3 hereto who shall hold office until their successors are elected and qualify.

IV.                    CONVERSION OF MEMBERSHIP INTERESTS

A. .Conversion of Membership Interests. The manner and basis of converting the membership interests of Medtrust shall be as follows:

           1. Subject to the provisions of paragraphs (c) and (d) below, the Members of Medtrust shall receive in the aggregate 24,000 shares (the "Share Consideration") of DHS Class B common stock, no par value per share (the "DHS Common Stock") plus an aggregate amount of cash equal to $120,000 plus the amount of cash or cash equivalents held by Medtrust as of the date hereof (the "Cash Consideration").

           2. Subject to the provisions of paragraphs (c) and (d) below, each membership interest of the Members of Medtrust outstanding immediately prior to the Effective Time will be converted into and represent the right to receive the number of shares of DHS Common Stock and that amount of cash determined by multiplying each of the Share Consideration and the Cash Consideration by a fraction, the numerator of which is the aggregate Initial Membership Fee paid by the respective Member for its Approved Physicians (as defined in the Bylaws of Medtrust) and the denominator of which is the aggregate Initial Membership Fees paid by all Members then holding
membership   interests  in  Medtrust  on  behalf  of  their   Approved
Physicians   (the  "Merger Consideration").  For purposes hereof,  Initial
Membership Fee shall include only the initial membership fees paid by a Member and shall expressly exclude any ongoing dues or assessments paid by a Member in support of the operational expenses of Medtrust.

           3. In the event that DHS changes the number of shares of DHS Common Stock issued and outstanding after the date hereof and prior to the Effective Time as a result of a stock split, stock dividend, recapitalization or other similar transaction, the Share Consideration shall be proportionately adjusted.

           4. No certificates for fractions of shares of DHS Common Stock and no scrip or other certificates evidencing fractional interests in such shares shall be issuable and any such fractional share which would otherwise be issued shall be rounded to the next highest whole share.

           5. At the Closing, DHS shall deliver to counsel for Medtrust the original of all certificates of DHS Common Stock to be issued as part of the Share Consideration together with the Cash Consideration in immediately available funds. Such certificates shall then be forwarded by regular mail with appropriate checks for the Cash Consideration to the address of record of each Member.

           6. At any time prior to the mailing of the notice of the Special Meeting, the Board of Directors may revise the method of allocation of the Share Consideration and Cash Consideration among the Members, make appropriate revisions to the Plan of Merger and submit such revised plan to the Members for their approval. The provisions of Section 3.1(b) regarding allocation shall be amended to incorporate such revised allocations.


V.                 REPRESENTATIONS AND WARRANTIES OF MEDTRUST

         Medtrust hereby represents and warrants to DHS and Sub that as of the date of this Agreement:

A. .Organization; Authority. Medtrust is a nonstock corporation duly organized and existing in good standing under the laws of the Commonwealth of Virginia. Medtrust has all necessary corporate power and authority to own or to lease, and to operate, its properties and assets and to carry on its business as it is now being conducted.

B. .Membership of Medtrust. Medtrust has four classes of Members as provided in the articles of incorporation. A true and complete copy of the Membership roster as of the date hereof is attached hereto as Schedule 4.2. In
accordance  with Section   13.1-837   of   the   Virginia   Code,    membership
interests   are non-transferable.

C. .Charter Documents. A true and complete copy of the articles of incorporation and by-laws of Medtrust are attached hereto as Exhibit G.

D. .Binding Obligation; Consents; Litigation. The execution and delivery of this Agreement by Medtrust does not, and the consummation of the transactions contemplated  hereby will not,  violate  (i) any  provision  of the articles of incorporation or by-laws of Medtrust or (ii) any provision of, or result in a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which Medtrust is a party, or to which Medtrust is, or the assets, properties or business of Medtrust are, subject, which would have a material adverse effect on Medtrust or any of its assets except as set forth on Schedule 4.4. The Board of Directors of Medtrust has approved this Agreement, has authorized the execution and delivery hereof and has directed that this Agreement be submitted to the Members of Medtrust for adoption at a special meeting of such Members following the satisfaction of the condition described in Section 10.5 hereof (the "Special Meeting"). Medtrust has full power, authority and legal right to enter into this Agreement and, upon appropriate vote of its Members in accordance with law, to consummate the transactions contemplated hereby. Except for the approval of its Members, Medtrust has taken all action required by law, its articles of incorporation, its by-laws or otherwise to authorize and to approve the execution and delivery of this Agreement and the documents, agreements and certificates executed and delivered by Medtrust in connection herewith and the consummation by Medtrust of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Medtrust and constitutes a valid and legally
binding  obligation  of  Medtrust,   enforceable  against  Medtrust  in
accordance with its terms. No
consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained by Medtrust in order to authorize the execution and delivery by Medtrust of this Agreement or the consummation by Medtrust of the Merger other than the filings with the State Corporation Commission contemplated by this Agreement.

E. .Financial Statements. Medtrust has furnished to DHS copies of the financial statements compiled by its accountant for 1994 and 1995 (the "Medtrust Financial Statements"). The Medtrust Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby, reflect and provide adequate reserves in respect of all known liabilities of Medtrust in accordance with GAAP, including all known contingent liabilities required to be included therein, and present fairly the financial condition of Medtrust as of the indicated dates and the results of operations of Medtrust for the indicated periods.

F. .Material Contracts and Agreements. All material contracts of Medtrust now in effect to which Medtrust is a party or by which it or its properties or assets may be bound or affected are listed on Schedule 4.6. A true and complete copy of each such material contract has been heretofore delivered to DHS (the "Material Contracts"). No default, alleged default or anticipatory breach exists on the part of Medtrust or, to the best knowledge of Medtrust, on the part of any other party, under any Material Contract, and there are no material agreements of the parties relating to any Material Contract that have not been disclosed to DHS. Subject to receipt of the consents set forth on Schedule 4.6, the consummation of the Merger will not give rise to a default under any such Material Contract.

G.    .Tax Matters.

           1. Medtrust has filed all tax returns required to be filed by it under the laws of the United States of America, the jurisdiction of its incorporation, and each state or other jurisdiction in which it conducts business activities and is required to file. Medtrust has paid or set up an adequate reserve in respect of all taxes for the periods covered by such returns. Medtrust does not have any tax liability for which no tax reserve has been made in respect of any jurisdiction in which Medtrust has business activities and is required to file.

           2. There are no tax liens, whether imposed by any federal, state or local taxing authority, outstanding against any of the assets, properties or business of Medtrust.

           3. All taxes and assessments that Medtrust is required to withhold or to collect have been duly withheld or collected and all withholdings and collections have either been duly and timely paid over to the appropriate governmental authority or are, together with the payments due or to become due in connection therewith, duly reflected on the Medtrust Financial Statements in accordance with GAAP.

           4. Except as set forth in Schedule 4.7, no Medtrust tax returns for tax years that are open under any applicable statute of limitations have been examined by the Internal Revenue Service or other tax authorities, and no deficiencies (including any penalties or interest) have been asserted or assessments made as a result of examinations. There are no waivers, agreements or other arrangements providing for extension of time with respect to the assessment or collection of any unpaid tax, interest, or penalties relating to Medtrust. No issues have been raised by (or are currently pending before) the Internal Revenue Service or any other taxing authority in connection with any of Medtrust's tax returns which could reasonably be expected to have a material adverse effect on the financial condition of Medtrust if decided adversely to Medtrust, nor are there any such issues which have not been so raised but if so raised by the Internal Revenue Service or any other taxing authority in connection with any of the Medtrust tax returns could, in the aggregate, reasonably be expected to have such material adverse effect.

H. .Absence of Undisclosed Liabilities. Medtrust does not have any material indebtedness, liability or obligation of any character whatsoever, whether or not accrued and whether or not fixed or contingent, other than (i) liabilities reflected in the Medtrust Financial Statements, (ii) liabilities incurred in the ordinary course of business (or pursuant to the liquidation) of Medtrust since the date of the Medtrust Financial Statements, (iii) indebtedness, liabilities and obligations listed on Schedule 4.8 hereto, and
(iv) liabilities  incurred in connection with the performance of this Agreement.

I. .Insurance. All significant policies of insurance, together with the premiums currently paid thereon, providing for business interruption, personal, employee, product or public liability coverage with respect to the business of Medtrust are described on Schedule 4.9. The copies of such policies which have previously been delivered to DHS are complete and correct. All such policies will be outstanding and in full force and effect on the Closing Date and thereafter in accordance with their terms. There are no claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance, and, so far as is known to Medtrust or any of its officers, no basis for any such claim, action, suit or proceeding exists. There are no notices of any pending or threatened terminations with respect to any of such policies and Medtrust is in compliance with all conditions contained therein.

J. .Finders or Brokers. Medtrust has not utilized the services of any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Agreement or upon consummation of the transactions contemplated hereby.

K. .Employee Benefits. Except for those plans set forth in Schedule 4.11, Medtrust currently does not have, or has never had, an employee benefit plan, including, without limitation, any plan, agreement or arrangement relating to deferred compensation, pension, profit sharing, retirement income or other benefits, stock purchase, stock ownership and stock option plan, stock appreciation rights, bonus, severance arrangement, health and welfare benefits, insurance benefits or any other employee benefits or fringe benefit plan. Medtrust does not participate in, or contribute to, nor has

Medtrust ever participated in or contributed to, any multi-employer plan within the meaning of ERISA Section 4001(a)(3), nor does or will Medtrust have, now or in the future, any multi-employer plan withdrawal liability under Subtitle E of Part IV of ERISA.

L. .Employment Matters. Except as set out in Schedule 4.12, there are no oral or written employment contracts or pension, bonus, profit sharing, stock option, life, health, retirement, welfare, or other agreements or arrangements providing for employee remuneration or benefits to which Medtrust is a party or by which it is bound. To the knowledge of Medtrust, no person (including, but not limited to, governmental agencies of any kind) has any claim, or basis for any action or proceeding, against Medtrust arising out of any statute, ordinance or regulation relating to discrimination in employment or employment practices or occupational safety and health standards (including, but without limiting the foregoing, The Fair Labor Standards Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; 42 U.S.C. 1981 or the Age Discrimination in Employment Act of 1967, as amended), which, if upheld, would have an adverse effect on Medtrust or its condition, financial or otherwise. To the knowledge of Medtrust, there is no pending or threatened federal or state equal employment opportunity enforcement action or labor dispute, strike or work stoppage affecting Medtrust. Medtrust does not have any collective bargaining or similar agreements, nor does it have any obligation to bargain with any labor organization as the representative of Medtrust's employees, and there is neither pending, nor to Medtrust's knowledge threatened, any labor dispute, strike or work stoppage with affects or which may affect Medtrust or which may interfere with the continued operation of Medtrust. No present or former employee of Medtrust has any claim against Medtrust for (i) overtime pay, other than overtime pay for the current payroll period, (ii) wages, salary or other compensation or benefits for any period other than the current payroll period, (iii) except as set forth in Medtrust's Financial Statements, vacation, time off or pay in lieu of vacation or time off, other than that earned in respect of the current fiscal year, or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work.

M. .Compliance With Laws. Medtrust is not in violation of any order, writ, decree or judgment of any court, arbitrator, or governmental or regulatory body which violation would (i) affect the legality, validity or enforceability of this Agreement or the transactions contemplated hereby, (ii) have a material adverse effect on Medtrust's assets, or (iii) impair Medtrust's obligations to perform fully on a timely basis any material obligations of Medtrust under this Agreement.

N.    .Litigation.

           1. Except as set forth on Schedule 4.14, there is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of Medtrust or any officer of Medtrust, threatened against or affecting Medtrust or its assets, employees or properties, at law or in equity, or before or by any court or governmental authority, (ii) arbitration proceeding relating to Medtrust or its assets, employees or properties or
(iii) governmental inquiry pending or, to the knowledge of Medtrust or any officer of Medtrust, threatened relating to or involving Medtrust, its assets or properties or the business of Medtrust or the transactions contemplated by this Agreement (including inquiries as to the qualification of Medtrust to hold or receive any permit) and Medtrust does not know of any basis for any of the foregoing. There are no pending actions, suits, claims or proceedings brought by Medtrust against others.

           2. Medtrust has not received any written opinion, memorandum, legal advice or notice from legal counsel to the effect that they are exposed, from a legal standpoint, to any liability or disadvantage which may be material to their respective businesses and which would continue past the Effective Time. Medtrust is not in default with respect to any order, writ, injunction or decree known to or served upon Medtrust of any court or of any governmental authority.

           3. Medtrust knows of no pending or threatened action, suit, proceeding, investigation, order or injunction before or by any court or governmental body that seeks to restrain or to prevent the consummation of the Merger or the other transactions contemplated by this Agreement.

VI.               REPRESENTATIONS AND WARRANTIES OF DHS AND SUB

         DHS and Sub jointly and severally represent and warrant to Medtrust that as of the date of this Agreement:

A. .Organization; Authority; Sub Status. Each of DHS and Sub is a corporation duly organized and existing in good standing under the laws of Maryland and Virginia, respectively, and DHS is duly authorized to conduct business and is in good standing under the laws of the Commonwealth of Virginia. Each of DHS and Sub has all necessary power and authority to own or to lease, and to operate, its properties and assets and to carry on its business as it is now being conducted. Sub is recently incorporated for the purpose of effecting this transaction and has not engaged in any business other than the transactions contemplated by this Agreement.

B. .Capitalization of DHS and Sub. The authorized capital stock of DHS and Sub is as set forth on Schedule 5.2 hereto which also sets forth the number of shares of each class of capital stock to be outstanding at the Effective Time. At the Effective Time, all such outstanding shares of capital stock of DHS and Sub will have been duly authorized and validly issued and will be fully paid and nonassessable. No shares of the capital stock of DHS and Sub are held in treasury. Except as set forth on Schedule 5.2, at the Effective Time, there will be no options, warrants, rights, calls, commitments or agreements of any character obligating DHS or Sub to issue any shares of capital stock or any security representing the right to purchase or otherwise receive any such shares. Except for restrictions on transfer arising under applicable federal and state securities laws, there are no existing restrictions imposed by DHS or Sub or by their respective affiliates on the transfer of any outstanding shares of capital stock of DHS and Sub and there are no registration covenants with respect thereto. At the

Effective Time, none of the outstanding shares of DHS or Sub will have been issued in violation of the preemptive rights of any present or former Member. The DHS Common Stock to be issued in connection with the Merger
Consideration and under Section 1.4 will not be subject to any restrictions on transfer other than those arising under applicable federal and state securities laws and the restrictions on transfer set forth in the Amended and Restated Stockholders Agreement dated September 4, 1996. Notwithstanding the foregoing, each of the Members shall be permitted to transfer their DHS Common Stock to their respective shareholders and partners without restriction but subject to the Stockholders Agreement with respect to any subsequent transfer.

C. .Charter Documents. A true and complete copy of the articles and certificates of incorporation, as the case may be, and by-laws of DHS and Sub are attached hereto as Exhibit H.

D. .Binding Obligation; Consents; Litigation. The execution and delivery of this Agreement by DHS and Sub do not, and the consummation of the transactions contemplated hereby will not, violate (i) any provision of the articles or certificate of incorporation, as the case may be, or by-laws of DHS or Sub or (ii) any provision of, or result in a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which DHS or Sub is a party, or to which DHS or Sub is, or the assets, properties or business of DHS or Sub are, subject, which would have a material adverse effect on DHS or any of their assets. The respective Boards of Directors of DHS and Sub have approved this Agreement and authorized the execution and delivery hereof. Each of DHS and Sub has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. Each of DHS and Sub has taken all action required by law, its articles of incorporation or certificate of incorporation, as the case may be, its by-laws or otherwise to authorize and to approve the execution and delivery of this Agreement and the documents, agreements and certificates executed and delivered by it in connection herewith and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of DHS and Sub and constitutes a valid and legally binding obligation of each of them, enforceable against each of them in accordance with its terms. Except as set forth in
Section 10.5, no consent, action, approval or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained by DHS in order to authorize the execution and delivery by DHS of this Agreement or the consummation of the Merger.

E. .Financial Statements. DHS has furnished to Medtrust complete copies of the audited financial statements of DHS for each of the fiscal years ended June 30, 1995 and June 30, 1996 (the "DHS Financial Statements"), including in each case, a balance sheet, the related statements of income and of changes in financial position for the periods then ended, the accompanying notes, and the unaudited financial statements of DHS for the period ended September 30, 1996, including a balance sheet and the related statements of income and of changes in financial position for the period then ended (the balance sheet therein and the notes thereto as at September 30, 1996 being called the "DHS Balance Sheet"). All such financial statements (i) have been prepared in conformity with GAAP, (ii) reflect and provide adequate reserves in respect of all known liabilities of DHS in accordance with GAAP, including all known contingent liabilities as of their respective dates, and (iii) present fairly the financial condition of DHS at such dates.

F. .Compliance With Law; Permits. Except in all cases for non-compliance which would not have a material adverse effect, each of DHS and Sub has complied with all laws relating to its securities, property, employees or business, including, without limitation, and all applicable statutes, regulations, orders and restrictions relating to environmental standards or controls.

G.    .Litigation.

           1. Except as set forth on Schedule 5.7, there is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of DHS or any officer of DHS, threatened against or affecting DHS or its assets, employees or properties, at law or in equity, or before or by any court or governmental authority, (ii) arbitration proceeding relating to DHS or its assets, employees or properties or (iii) governmental inquiry pending or, to the knowledge of DHS or any officer of DHS, threatened relating to or involving DHS, its assets or properties or the business of DHS or the transactions contemplated by this Agreement (including inquiries as to the qualification of DHS to hold or receive any permit) and DHS does not know of any basis for any of the foregoing. There are no pending actions, suits, claims or proceedings brought by DHS against others.

           2. DHS has not received any written opinion, memorandum, legal advice or notice from legal counsel to the effect that they are exposed, from a legal standpoint, to any liability or disadvantage which may be material to their respective businesses and which would continue past the Effective Time. DHS is not in default with respect to any order, writ, injunction or decree known to or served upon DHS of any court or of any governmental authority.

           3.   DHS  knows  of  no   pending   or   threatened   action,   suit,
proceeding, investigation, order or injunction before or by any court or governmental body that seeks to restrain or to prevent the consummation of the Merger or the other transactions contemplated by this Agreement.

H. .Material Contracts and Agreement . No default, alleged default or anticipatory breach exists on the part of DHS or, to the best knowledge of DHS or any of its officers, on the part of any other party, under any material agreement, written or oral, relating to the business of DHS.

I.    .Tax Matters.

           1. DHS has filed all tax returns required to be filed by it under the laws of the United States of America, the jurisdiction of its incorporation, and each state or other jurisdiction in which it conducts business activities and is required to file. DHS has paid or set up an adequate reserve in respect of all taxes for the periods covered by such returns. DHS does not have any tax liability for which no tax reserve has been made in respect of any jurisdiction in which DHS has business activities and is required to file. DHS has set up as provisions for taxes on the DHS Balance Sheet amounts sufficient for all accrued and unpaid federal, state, county and local taxes of DHS, whether or not disputed, including any interest and penalties in connection therewith, for all fiscal periods ending on or before the date of the DHS Balance Sheet.

           2. No examinations of DHS' federal income tax returns are in progress. The results of any settlements and any necessary adjustments in state income tax resulting therefrom are properly reflected in DHS' financial statements referred to in Section 5.5. DHS is not aware of any fact which would constitute grounds for any further tax liability with respect to the years which have not been examined. No agreements or waivers have been made by or on behalf of DHS for the extension of time for the assessment of any tax or for any applicable statute of limitations.

           3. Except for taxes for the payment of which an adequate reserve has been established on the DHS Balance Sheet, there are no tax liens, whether imposed by any federal, state or local taxing authority, outstanding against any of the assets, properties or business of DHS.

           4. All taxes and assessments that DHS is required to withhold or to collect have been duly withheld or collected and all withholdings and collections have either been duly and timely paid over to the appropriate governmental authority or are, together with the payments due or to become due in connection therewith, duly reflected on the DHS Balance Sheet in accordance with GAAP.

J.    .Absence  of   Undisclosed   Liabilities.   DHS  does  not  have  any
material indebtedness, liability or obligation of any character whatsoever, whether or not accrued and whether or not fixed or contingent, other than (i) liabilities reflected in the DHS Balance Sheet, (ii) liabilities incurred in the ordinary course of business of DHS since the date of the DHS Balance Sheet, (iii) indebtedness, liabilities and obligations listed on Schedule
5.10 hereto, and (iv) liabilities incurred in connection with the performance of this Agreement.

K. .Insurance. All significant policies of insurance, together with the premiums currently paid thereon, providing for personal, employee, product or public liability coverage with respect to the business of DHS are and will be in full force and effect at the Closing Date and thereafter in accordance with their terms. There are no claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance, and, so far as is known to DHS or any of its officers, no basis for any such claim, action, suit or proceeding exists. There are no notices of any pending or threatened terminations with respect to any of such policies and DHS is in compliance with all conditions contained therein.

L. .No Material Adverse Change. Since the date of the DHS Balance Sheet, DHS has not experienced any material damage, destruction or loss (whether or not covered by insurance) to its assets or material adverse change in the business, financial condition, operations, or results of operations of DHS.

M. .Required Consents. There have been or will be timely filed, given, obtained or taken all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of the execution and delivery of this Agreement by DHS or Sub or the consummation by DHS or Sub of any of the transactions contemplated hereby.

N. .Disclosure Registration Statement. The Securities Act Registration Statement, the Prospectus (as defined in Section 6.1(b) of the Agreement), and any post-effective amendment thereto, on the date on which the Securities Act Registration Statement (or the post-effective amendment thereto) shall become effective, on the date on which the Proxy Statement is mailed to the Members of Medtrust in connection with the Special Meeting and at all times subsequent to such effectiveness and mailing, up to and including the date of the Special Meeting with respect to all information set forth therein furnished by DHS and relating to DHS (i) will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations of the SEC thereunder, as applicable, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements
contained   therein,   in  light  of  the circumstances  under which they will
be made, not misleading. DHS will advise Medtrust promptly after it receives notice thereof, of the times when the Securities Act Registration Statement has become effective or any supplement or amendment thereto has been filed, of the issuance of any stop order, of the suspension of the qualification of the shares of DHS Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Securities Act Registration Statement or for additional information. DHS has made all filings with the SEC that it has been required to make under the Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. DHS has delivered to Medtrust a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

O. .Disclosure; Representations and Warranties. DHS has made true and complete responses to all Medtrust's requests for information, documents, contracts, agreements and records of DHS relating to the business of DHS. Neither this Agreement nor any statement, certificate, writing or document furnished to Medtrust by DHS in connection with this Agreement contains, as of the dates of such documents, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

P. .Finders or Brokers. DHS has not utilized the services of any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Agreement or upon consummation of the transactions contemplated hereby.

VII.             TRANSACTIONS PRIOR TO THE EFFECTIVE TIME OF THE MERGER

A.    .Special Meeting.

           1. The Board of Directors of Medtrust has approved the execution and delivery of this Agreement and the consummation of the Merger under the terms set forth herein. If the Securities Act Registration Statement shall become effective, DHS shall promptly notify Medtrust and furnish to Medtrust at least one copy of its final Prospectus (as hereinafter defined) for each Member. Thereafter, the Board of Directors of Medtrust shall submit this Agreement to its Members for their adoption and will solicit proxies in favor of and recommend to its Members such adoption at a meeting thereof to be duly called and held upon the giving of the requisite notices.

           2. The parties hereto shall cooperate with each other in every way in carrying out the transactions contemplated herein, including, but not limited to, (i) in obtaining all required approvals and authorizations,
(ii) in furnishing information required for use in a proxy statement (the "Proxy Statement") for use in connection with the Special Meeting to be held for the purpose of considering the transactions contemplated by this Agreement,
(iii) in preparing and filing with the SEC a Registration Statement on Form S-1 under the Securities Act (or such other Form as may be appropriate) covering the offer and sale of the shares of DHS Common Stock to be issued in connection with the Merger (the "Securities Act Registration Statement"), the prospectus and any prospectus supplement which shall constitute a part thereof (the "Prospectus"), (iv) in preparing and filing such reports and applications with state regulatory authorities in connection with the Merger, including the issuance of the DHS Common Stock as may be required and (v) in executing and delivering all documents, instruments or copies thereof deemed necessary or useful by either party. Should the appearance of any of the officers, directors, employees or counsel of any of the parties hereto be requested by any of the parties or by any governmental agency at any hearing in connection with any such application or in connection with any such agency's review of the transactions contemplated hereby, the Securities Act Registration Statement, or the Prospectus such party promptly shall use its best efforts to arrange for such appearance. Medtrust and DHS, each promptly shall provide the other with copies of all such applications and all amendments and supplements thereto filed or made in connection with the transactions contemplated hereby and promptly shall advise the other of the substance of all oral or written comments received thereon from applicable regulatory authorities.

B. .Effectiveness of Securities Act Registration Statement. DHS shall use its best efforts to cause the Securities Act Registration Statement to become effective as soon as practicable following the date hereof.

C. .Management of Medtrust. Contemporaneously herewith, DHS and Medtrust have executed and delivered a Network Contracting and Management Services Agreement in the form of Exhibit I (the "Management Services Agreement") pursuant to which DHS will manage Medtrust until the earlier to occur of Closing or termination of this Agreement.

VIII.                   CERTAIN COVENANTS AND AGREEMENTS

A. .Approvals; Consents. Medtrust will obtain or cause to be obtained all consents, approvals and authorizations required by any applicable requirement of law or by any contract or agreement to be obtained by Medtrust in connection with the consummation of the Merger. DHS and Sub will obtain or cause to be obtained all consents, approvals and authorizations required by any applicable requirement of law or by any contract or agreement to be obtained by DHS and Sub in connection with the consummation of the Merger.

B.    .Conduct of Business Prior To Effective  Time.  Except as otherwise
provided in this   Agreement,   the   Management   Services   Agreement  and
the Exclusive Participation Agreements, Medtrust shall: (i) conduct its business only in the ordinary course and consistent with past practices; (ii) keep in full force and effect its corporate existence; (iii) comply with the Material Contracts and other agreements by which it is bound; (iv) use reasonable efforts to retain its employees and maintain its business relationships with customers and suppliers; (v) use, operate and maintain in all material respects its properties, as presently used, operated and maintained, except for ordinary wear and tear; and (vi) except for increases in the ordinary course of business and consistent with past practices, not grant any increase in the compensation or rate of compensation payable or to become payable to any of its employees. Except as otherwise provided in this Agreement, DHS and Sub shall conduct its business in the ordinary course and consistent with past practice. Without the prior written consent of the other parties neither Medtrust on the one hand, nor Sub on the other hand, will:
(i) amend its charter or by-laws, (ii) except as expressly permitted by this Agreement, declare, set aside or pay any dividend or distribution with respect to its capital stock, or repurchase, redeem or otherwise acquire or exchange, directly or indirectly, any shares of its capital stock or any securities convertible into any shares of its capital stock, (iii) except as expressly permitted by this Agreement, issue, sell or otherwise permit to become outstanding any additional shares of its capital stock, or any option, warrant, conversion, or other right to acquire any such stock or any security convertible into any such stock, or enter into an agreement or commitment with respect to the foregoing, (iv) enter into any other agreement or commitment not in the ordinary course of business, including without limitation an agreement or commitment to acquire direct or indirect control over any third party or to sell or otherwise dispose of any substantial part of its assets or any asset other than in the ordinary
course  of  business  for   reasonable   and  adequate consideration;  (v) incur
any indebtedness, other than indebtedness incurred in the ordinary course of business; or (vi) make any new commitments for capital expenditures exceeding Five Thousand Dollars ($5,000) per item or Ten Thousand Dollars ($10,000) in the aggregate.

C.    .Access to Information and Documents.

           1. From the date hereof to the Closing Date, Medtrust shall give to, or cause to be made available for, DHS and Sub shall give to, or cause to be made available for, Medtrust and their respective counsels, accountants and other representatives full access during normal business hours to all properties, documents, contracts, employees and records of Medtrust or DHS and Sub and furnish the other party with copies of such documents and with such information as such party from time to time reasonably may request. Each party will make available to the other for examination correct and complete copies of all Federal, state, local and foreign tax returns filed together with all available revenue agents' reports, all other reports, notices and correspondence concerning tax audits or examinations and analyses of all provisions for reserves or accruals of taxes, including deferred taxes.

           2. Until the Closing Date (and, if this Merger Agreement is terminated prior to the Closing Date, at all times after such termination), the parties will not disclose or use any confidential information obtained in the course of their respective investigations, except to the extent that any such confidential information subsequently becomes public knowledge.

           3. If the Merger is not consummated and this Agreement is terminated, then DHS and Sub promptly shall return all documents, contracts, records or properties of Medtrust furnished by Medtrust to DHS and Sub and all copies thereof, and Medtrust promptly shall return all documents, contracts, records or properties of DHS and Sub furnished by DHS and Sub to Medtrust, and all copies thereof.

D.    .Periodic Information.

           1. From the date hereof to the Closing Date, Medtrust shall furnish DHS withsuch additional financial and operating data and other information regarding its business, reasonably available to Medtrust, as DHS shall from time to time reasonably request.

           2. From the date hereof to the Closing Date, DHS and Sub shall furnish Medtrust with such additional financial and operating data and other information regarding its business, reasonably available to DHS and Sub as Medtrust shall from time to time reasonably request.

E.    .Representations. Each of the parties to this Agreement (a) will take all
action necessary  to  render   accurate  as  of  the  Closing  Date  their
respective representations and warranties contained herein, (b) will refrain from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time, and (c) will perform or cause to be satisfied each covenant or condition to be performed or satisfied by them under this Agreement.

F.    .Information.


           1. Medtrust will furnish DHS with all information concerning Medtrust reasonably required for inclusion in the Securities Act Registration Statement, the Prospectus, and any other registration statement, application or filing made by DHS to the SEC or any other governmental or regulatory body in connection with the transactions contemplated by this Agreement.

           2. DHS will furnish Medtrust with all information concerning DHS and Sub reasonably required for inclusion in the Proxy Statement or any other governmental or regulatory body in connection with the transactions contemplated by this Agreement.

G.    .Notice of Breach.

           1. DHS will immediately give notice to Medtrust of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by DHS or Sub or a failure by DHS or Sub to comply with any covenant, condition or agreement contained herein.

           2. Medtrust will immediately give notice to DHS of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by Medtrust or a failure by Medtrust to comply with any covenant, condition or agreement contained herein.

H.    .Director and Officer Insurance.

         (a) DHS and Sub will use its commercially reasonable efforts to provide each individual who serves as a director or officer of Sub following the Effective Time with liability insurance for a period of 3 years after the Effective Time on such specific terms and conditions as are customary and mutually agreed upon by the parties; provided, however, that such insurance shall apply to acts of such directors and officers after the Effective Time.

         (b) DHS and Sub will not take any action to alter or impair any exculpatory or indemnification provisions now existing in the articles of incorporation or by-laws of Sub for the benefit of any individual who serves as a director or officer of Sub.

I. .Business Plan and Capitalization of Sub. As soon as practicable after the Effective Time, DHS and the Board of Directors of Sub shall develop a Business Plan for the development of a physician network in the Northern Virginia area and shall determine the amount of capital DHS should invest in the Sub for the purpose of funding its operations and providing adequate reserves for the implementation of its Business Plan.

J. .Exclusivity. For a period of at least five years following Closing, DHS shall utilize Sub as its exclusive independent practice association in the Northern Virginia marketplace defined as the geographic area set forth on Exhibit J.

K. .Establishment of Woman Care, IPA, LLC. DHS shall use commercially reasonable efforts to organize, at its expense, a network of Medtrust's ob/gyn physicians which shall include as its members qualified ob/gyn physician who are presently affiliated with Medtrust. Such network shall be granted a right of first refusal with respect to ob/gyn services for all third-party payor contracts executed by Sub during the five-year period following Closing.

L. .Right of First Refusal to Specialists. For a period of four years following the Effective Time, each specialist who is a member of Medtrust shall have the right to participate, at his option, in all third-party payor contracts available within a reasonable geographic area of such specialist's office and executed by DHS, Medtrust, or its assigns, unless excluded by the third party payor. Each such specialist will be required to be approved pursuant to DHS normal credentialling process and will be required to meet the utilization, quality assurance and performance guidelines established from time to time by the plans. The fee arrangements under any such provider agreements will be subject to modification from time to time by DHS.

M. .Primary Care Affiliation Agreements. Prior to Closing, DHS and/or Sub shall solicit Medtrust primary care physicians to sign Exclusive Participation Agreements pursuant to which such primary care physicians will be paid Ten Thousand Dollars ($10,000) in cash upon the completion of their credentialling. Credentialling shall be completed within ninety (90) days after
execution of the Exclusive  Participation   Agreement.   Following  Closing,
each primary care physician shall have the right to extend his agreement by an additional term of two (2) years in which event he shall receive an additional Five Thousand Dollars ($5,000) in cash and options to acquire 1,000 shares of DHS Common Stock at an exercise price of Twenty Dollars ($20) per share. For a period of at least two (2) years following Closing, any primary care physician employed by a Medtrust Member shall be permitted to elect to sign Exclusive Participation Agreements with DHS and/or Sub on the same terms and conditions as described above, subject only to completion of DHS normal credentialling process.

N. .Registration of DHS Common Stock. The DHS Common Stock shall be included as registered shares under the .ecurities Act Registration Statement.



IX.                  CONDITIONS TO OBLIGATIONS OF THE PARTIES

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

         The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:

A. .Member Approvals. At or before the Effective Time, the Members of Medtrust holding more than two-thirds of the Membership interests shall have approved the Merger and the terms of this Agreement ("Requisite Member Approval").

B. .Pending Litigation. No legal, administrative, arbitrational, investigatory or other proceeding shall be pending before any court, tribunal or governmental authority at the Closing Date which seeks to challenge or prevent the Merger or any transaction contemplated by this Agreement or which seeks to obtain a remedy at law in connection therewith.

C. .Third Party Consents. At or before the Effective Time, all consents from third parties necessary to consummate the transactions contemplated by this Agreement shall have been obtained.

X.                      CONDITIONS TO DHS' OBLIGATIONS

         The   obligations   of  DHS  and  Sub  hereunder  are  subject  to  the
satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by DHS):

A. .Representations and Warranties. The representations and warranties of Medtrust contained in this Agreement (including the Schedules and Exhibits hereto), or in any certificate or document delivered to DHS in connection herewith, shall be true in all material respects on the Closing Date as if made again on and as of the Closing Date. Medtrust shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Medtrust at or before the Closing Date. DHS shall have been furnished with certificates of appropriate officers of Medtrust, dated the Closing Date, certifying in such detail as Medtrust may reasonably request to the fulfillment of the foregoing conditions.

B. .Opinion of Medtrust's Counsel. Kaufman & Canoles, counsel to Medtrust, shall have delivered to DHS and Sub an opinion, dated the Closing Date and addressed to DHS and Sub in a form reasonably acceptable to DHS and Medtrust.

C. .Legal Matters Satisfactory. All legal matters, and the form and substance of all documents to be delivered by Medtrust to DHS at the Closing, shall have been approved by, and shall be satisfactory to, counsel to DHS.

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

D. .No Material Adverse Change. There shall not have been any material adverse change in the business or financial condition of Medtrust from that disclosed in the Financial Statements.

E. .Alliance with Primary Care Physicians. At least thirty (30) primary care physicians affiliated with Medtrust shall have executed and delivered Exclusive Participation Agreements in the form of Exhibit K; provided that each such primary care physician is capable of being credentialled and included in DHS's managed care payor contracts. The Exclusive Participation Agreements shall only become effective upon consummation of the Closing.

F. .Dissenters To Merger. Members holding no more than twenty percent (20%) of the membership interests of Medtrust shall have dissented to the consummation of the Merger at the Special Meeting.

G. .Virginia Blue Sky Laws. The issuance of DHS Common Stock to Medtrust Members shall have been approved by the Virginia Stock Corporation Commission.

XI.                  CONDITIONS TO MEDTRUST'S OBLIGATIONS

         The obligations of Medtrust hereunder are subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by Medtrust):

A. .Representations and Warranties. The representations and warranties of DHS contained in this Agreement, or in any certificate or document delivered to Medtrust in connection herewith, shall be true in all material respects at the Closing Date as if made again on and as of the Closing Date. DHS shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by DHS at or before the Closing Date. Medtrust shall have been furnished with certificates of appropriate officers of DHS, dated the Closing Date, certifying in such detail as Medtrust may reasonably request to the fulfillment of the foregoing conditions.

B. .Opinion of Counsel for DHS and Sub. Corporate counsel for DHS and Sub, shall have delivered to Medtrust an opinion, dated the Closing Date and addressed to Medtrust in a form reasonably acceptable to DHS and Medtrust.

C. .Legal Matters Satisfactory. All legal matter, and the form and substance of all documents to be delivered by DHS to Medtrust at the Closing, shall have been approved by, and shall be reasonably satisfactory to, counsel to Medtrust.

D. .No Material Adverse Change. There shall not have been any material adverse change in the business or financial condition of DHS from that disclosed in the DHS Balance Sheet for the period from the date of the DHS Balance Sheet to the Closing Date.

E. .Registration Statement. At or before the Effective Time, the Securities Act Registration Statement shall have been declared effective by the SEC and be effective on the Closing Date, and all applicable approvals of governmental regulatory authorities of the United States of America or of any state or political subdivision thereof required to consummate the Merger shall have been obtained.

F. .Issue Price of DHS Common Stock. Between the date hereof and the Effective Time, the consideration for the issuance of DHS Common Stock to physicians in physician acquisition transactions shall be based upon a price of not less than $15 per share.

XII.                               TERMINATION

A. .Termination. This Agreement may be terminated and the Merger abandoned at any time before the Closing Date:

           1.   by the written consent of Medtrust and DHS;

           2. by DHS, in writing, if there has been a material misrepresentation in this Agreement by Medtrust, or a material breach by Medtrust of any of its warranties or covenants set forth herein, or a failure of any condition to which the obligations of DHS hereunder are subject;

           3. by Medtrust, in writing, if there has been a material misrepresentation in this Agreement by DHS, or a material breach by DHS or Sub of any of the warranties or covenants of DHS or Sub set forth herein, or a failure of any condition to which the obligations of Medtrust hereunder are subject;

           4. by either Medtrust or DHS, in writing, if the Effective Time shall not have occurred before January 31, 1997, for any reason other than the failure of the party seeking to terminate this Agreement to perform its obligations hereunder or a misrepresentation or breach of warranty by such party herein;

B. .Effect of Termination. In the event of termination of this Agreement pursuant to Section 11.1, the provisions of Section 7.3 and 12.12 shall survive any such termination and no such termination will relieve any party from any liability for any breach of this Agreement or any misrepresentation giving rise to such termination.

XIII.                             MISCELLANEOUS

A. .Expenses. Each party hereto shall pay its own costs and expenses incident to its negotiation and preparation of this Agreement and to its performance of and compliance with all agreements and conditions contained herein to be performed or complied with by it, except that DHS will pay up to $30,000 of the fees and expenses of Kaufman & Canoles as counsel to Medtrust with respect to periods after August 14, 1996, irrespective of whether this transaction shall be consummated.

B.    .Survival of Representations, Warranties and Covenants.nties and Covenants

           1. The representations, warranties and covenants of each party hereto shall terminate upon (i) the Closing, or (ii) upon the date of termination of this Agreement and abandonment of the Merger pursuant to the provisions of Section 11.1 and the parties hereto shall have no continuing obligations or liabilities with respect thereto except as may be provided in
Section 12.2(b) below and except for the covenants set forth in Sections 7.3, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14 and 12.12 which shall survive the
Closing.

           2. If either DHS or Medtrust shall have the right to terminate this Agreement and abandon the Merger pursuant to the provisions of
Section 11.1(b) or Section 11.1(c), then the party which does not have the right so to terminate this Agreement will use its reasonable efforts to cure the condition giving rise to such right. If such party is unable to cure the condition giving rise to such right, the other may exercise its right under
Section 11.1(b) or Section 11.1(c) to terminate this Agreement and abandon the Merger, or may waive such right and proceed to consummate the Merger. In any such event, the representations, warranties, covenants and agreements of the parties shall terminate, and the parties hereto shall have no continuing obligations or liabilities with respect thereto, except that no termination shall relieve any party from liability for a breach of any representation, warranty or covenant giving rise to such termination and except that the provisions of Sections 7.3, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14 and 12.12
shall survive the Closing or termination of this Agreement.

C. .Governing Law; Jurisdiction and Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE. EACH PARTY AGREES THAT THE FEDERAL COURTS OF THE UNITED STATES OR STATE COURTS OF VIRGINIA SHALL HAVE THE EXCLUSIVE JURISDICTION FOR ANY DISPUTE UNDER THIS AGREEMENT. MEDTRUST, DHS AND SUB HEREBY CONSENT TO PERSONAL JURISDICTION IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT SITTING IN

ALEXANDRIA, VIRGINIA OR ANY STATE COURT LOCATED WITHIN THE EASTERN DISTRICT WITH RESPECT TO CLAIMS ARISING UNDER THIS AGREEMENT.

D. .Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally (as of such delivery) or sent by certified mail (as of two days after deposit in a United States post office), or sent by overnight courier service (as of two days after delivery to an internationally recognized courier service), or by facsimile (upon receipt), in any case, postage and charges prepaid,

           1.   if to DHS or Sub, addressed to:

                10451 Mill Run Circle
                Tenth Floor
                Owings Mills, MD 21117
                Attention:  Paul Serini
                Telephone:  (410) 654-3421
                Facsimile:  (410) 654-5806

           with copies to:

                Gardner, Carton & Douglas
                1301 K Street, N.W.
                Suite 900, East Tower
                Washington, DC 20005
                Telephone:  (202) 408-7100
                Facsimile:  (202) 289-1504
                Attention:  E. Michael Flanagan, Esq.

                Thomas F. Mapp, Esq.
                Corporate Counsel
                10451 Mill Run Circle
                Tenth Floor
                Owings Mills, MD 21117

           2.   if to Medtrust, addressed to:

                Medtrust Medical Group, Inc.
                3251 Old Lee Highway, Suite 510
                Fairfax, VA 22030-1504
                Telephone:  (703) 359-0414
                Facsimile:  (703) 359-0416
           with a copy to:

                Kaufman & Canoles
                One Commercial Place
                P.O. Box 3037
                Norfolk, VA 23514
                Telephone:  (757) 624-3000
                Facsimile:  (757) 624-3169
                Attention:  William R. Van Buren, III, Esq.

or such other address as shall be furnished in writing by either party to the other.

E. .Press Releases. Medtrust and DHS will consult and cooperate in the issuance, form, content and timing of any press releases issued in connection with the transactions contemplated by this Agreement.

F.    .Assignment; Amendments, Waivers

           1. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the others.

           2. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

           3. No provision of this Agreement may be amended, modified or waived except by written agreement duly executed by each of the parties. No waiver by either party of any breach of any provision hereof shall be deemed to be a continuing waiver thereof in the future or a waiver of any other provision hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

G. .Entire Agreement. This Agreement represents the entire agreement between the parties and supersedes and cancels any prior oral or written agreement, letter of intent or understanding related to the subject matter hereof.

H.    .Severability. If any term, provision, covenant or restriction of this
Agreement is  held  by  a  court  of  competent   jurisdiction  to  be  invalid,
void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

I. .Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

J. .Counterparts. This Agreement may be executed in one or more counterparts which, taken together, shall constitute one and the same instrument, and this Agreement shall become effective when one or more counterparts have been signed by each of the parties.

K. .Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties to this Agreement and their respective successors and permitted assigns. Notwithstanding the foregoing, from and after Closing, any Member of Medtrust as of Closing shall be entitled to enforce the provisions of Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13 and 7.14 hereof as if such Member were an original party hereto to the extent that the provisions of any such section are intended for the benefit of such Member.

L. .Enforcement Costs. The prevailing party shall be entitled to recover its costs of enforcement, including, without limitation, reasonable attorneys' fees, in any action brought to enforce its rights hereunder or to seek redress for a breach of any of the representations, warranties or covenants set forth herein.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.


MEDTRUST MEDICAL GROUP, INC.                DOCTORS HEALTH SYSTEM, INC.

By:_____________________________            By:______________________________
                                                Stewart B. Gold, President

Name:___________________________


Title:__________________________

DOCTORS HEALTH OF VIRGINIA, INC.


By:_____________________________
    Stewart B. Gold, President